February 27, 1997



Dear Customer:

As the owner of a Kansas City Life variable contract, you are entitled to allocate a portion of your cash accumulations to The Kansas City Life Fixed Account and/or any of the eleven subaccounts offered by MFS Variable Insurance Trust, TCI Portfolios and Federated Insurance Series.

Enclosed are annual reports from the three subaccount managers. These reports contain audited financial statements for the 12-month period ending December 31, 1996 for each of the funds. With them, you can monitor the progress of the funds in which you've already invested or for which you may have some interest in the future.

If you have any questions about the reports or your Century II variable contract, please call your Sunset Financial Services registered representative or Kansas City Life at our toll-free number, 1-800-616-3670.

We appreciate your business and want to take this opportunity to thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially-sound future for themselves and their families.

Sincerely,

/s/W. E. Bixby

W. E. Bixby

Enclosures


Securities offered through Sunset Financial Services, Inc., 3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC.